                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                Date of Report (Date of earliest event reported):

                                FEBRUARY 24, 1995
                                -----------------



                               UNITEL VIDEO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-8654                    23-1713238
- - ----------------------------       -------------           --------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)


515 WEST 57TH STREET, NEW YORK, NEW YORK                              10019
- - ----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)



                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

FORM 8-K                                                    UNITEL VIDEO, INC.
(File no. 1-8654)
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     At a closing held on February 24, 1995, Unitel Video, Inc. (the "Registrant") acquired substantially all of the business, properties and assets (collectively, the "Acquired Assets") of Jee See & Co., Inc., a California corporation ("Jee See"), pursuant

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to an Asset Purchase Agreement dated as of February 24, 1995 between the
Registrant and Jee See (the "Asset Purchase Agreement"). Jee See is engaged in the business of providing "on location" services for the videotaping and live telecasting of concerts, cultural and other events through the use of its mobile teleproduction units.

     The purchase price for the Acquired Assets was $6,750,000, plus the assumption of certain liabilities. Of that amount, $6,000,000 was paid in cash and $750,000 by the issuance to Jee See of 12 30-month promissory notes (the "Notes") of the Registrant in such aggregate amount. The Notes are convertible into the common stock, $.01 par value, of the Registrant at a conversion rate of $10.00 per share. Financing for the transaction was obtained from the following sources: 1. MetLife Capital, Limited Partnership pursuant to a Master Equipment Lease Agreement dated February 21, 1995 (the "Lease Financing") between the Registrant and MetLife Capital, Limited Partnership and 2. MetLife Capital Corporation pursuant to a Loan and Security Agreement dated February 21, 1995 between the Registrant and MetLife Capital Corporation. In connection with the Lease Financing, MetLife Capital, Limited Partnership took title to a significant portion of the Acquired Assets (the "Leased Assets") which it is leasing to the Registrant pursuant to a 6 year lease. The lease provides the Registrant with an option to purchase the Leased Assets on the fifth anniversary of the commencement date of the lease.

     The Registrant presently intends to devote the Acquired Assets to substantially the same use as prior to their acquisition by the Registrant.

     The foregoing summary is qualified in its entirety by reference to the Asset Purchase Agreement and the form of promissory note included as Exhibit A thereto, a copy of which is filed as an exhibit to this Report.

     The consideration paid by the Registrant in connection with the transaction described above was determined by arms-length negotiations between the Registrant and Jee See.

     There are no material relationships between Jee See and the Registrant or any of their affiliates, officers or directors, or any associates of any of their officers or directors.



FORM 8-K                                                    UNITEL VIDEO, INC.
(File no. 1-8654)
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Financial Statements and Pro Forma Financial Information:

     It is impractical for the Registrant to provide the required financial statements for the acquired business and the required pro forma financial statements at this time; the Registrant expects to file such statements and information on or before May 9, 1995.

     Exhibits:

          Exhibit No.         Description
          -----------         -----------


                                        2

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               2.1            Asset Purchase Agreement.

     Upon the request of the Securities and Exchange Commission, the Registrant agrees to furnish to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement omitted from the copy of the Asset Purchase Agreement filed herewith as Exhibit No. 2.1.






















FORM 8-K                                                    UNITEL VIDEO, INC.
(File no. 1-8654)
- - -------------------------------------------------------------------------------
- - -------------------------------------------------------------------------------


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNITEL VIDEO, INC.


                                             By:/S/  JOHN HOFFMAN
                                                ------------------------
                                                  John Hoffman
                                                  President


March 7, 1995


                                        3

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                                                  Commission Fine No. 1-8654



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           ___________________________







                                    EXHIBITS

                                       TO

                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report:  March 7, 1995



                               UNITEL VIDEO, INC.


                                        4

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                                  EXHIBIT INDEX


Exhibit Number           Description                        Page
- - --------------           -----------                        ----

     2.1*           Asset Purchase Agreement.                 8







__________________
*Filed herewith.


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